Exhibit 10.15

AMENDMENT TO SENIOR SECURED PROMISSORY NOTE

This AMENDMENT TO SENIOR SECURED PROMISSORY NOTE (this “Amendment”) is made and entered into as of September 25, 2024, by and among Damon Motors Inc, a British Columbia corporation (“Borrower”), and Grafiti Holding Inc., a British Columbia corporation (“Lender”). Borrower and Lender are sometimes referred to individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, Borrower issued to Lender that Senior Secured Promissory Note dated as of June 26, 2024 (the “Note”), with an Original Principal Amount of $350,000 and a Maximum Principal Amount of $1 million;

WHEREAS, Lender has loaned to Borrower as of the date hereof an aggregate principal amount of $1,146,547.95;

WHEREAS, Section 14 of the Note provides that the Note may be amended by an instrument specifically intended for such purpose and executed by the Party against whom enforcement of the amendment is sought; and

WHEREAS, the Parties desire to increase the amount available to the Borrower under the Note as set forth below.

AGREEMENT

NOW THEREFORE, in consideration of the premises and mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, the Parties agree as follows:

Section 1.01 Definitions. Except as otherwise indicated, capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Note.

Section 1.02 Amendment to Original Principal Amount. The Original Principal Amount is hereby amended to be $1,146,547.95.

Section 1.03 Amendment to the Maximum Principal Amount. The Maximum Principal Amount available for borrowing under the Note is hereby increased from an aggregate of $1,000,000 to an aggregate of $1,150,000, including the Original Principal Amount.

Section 1.04 No Other Amendments. The Parties agree that all other provisions of the Note shall, subject to the amendments expressly set forth herein, continue unmodified, in full force and effect and constitute legal and binding obligations of the Parties in accordance with their terms. This Amendment is limited precisely as written and shall not be deemed to be an amendment to any other term or condition of the Note or any of the documents referred to therein. This Amendment forms an integral and inseparable part of the Note.

Section 1.05 References. Each reference to “this Note,” “hereof,” “herein,” “hereunder,” “hereby” and each other similar reference contained in the Note shall, effective from the date of this Amendment, refer to the Note as amended by this Amendment. Notwithstanding the foregoing, references to the date of the Note and references in the Note, as amended hereby, to “the date hereof,” “the date of this Note” and other similar references shall in all instances continue to refer to June 26, 2024, and references to the date of this Amendment and “as of the date of this Amendment” shall refer to the date first written above.

Section 1.06 Effect of Amendment. This Amendment shall form a part of the Note for all purposes, and each Party thereto and hereto shall be bound hereby. This Amendment shall be deemed to be in full force and effect from and after the execution of this Amendment by the Parties.

Section 1.07 Incorporation by Reference. Each of the provisions under Section 14 (General Provisions), Section 17 (Choice of Law), Section 18 (Waiver of Jury Trial), Section 19 (Venue; Jurisdiction) and Section 23 (Counterparts) of the Note are hereby incorporated into this Amendment by reference as if set out in full herein, mutatis mutandis.

Section 1.08 Further Assurances. Each Party shall execute and deliver such documents and take such action, as may reasonably be considered within the scope of such Party’s obligations hereunder, necessary to effectuate the transactions and matters contemplated by this Amendment. The Parties further agree that each Party shall cooperate in good faith in advancing such transactions and matters.

[Remainder of Page Left Intentionally Blank; Signature Page Follows]

IN WITNESS WHEREOF, Borrower and Lender have caused this Amendment to be executed by their respective officers hereunto duly authorized.

DAMON MOTORS INC.

By:	/s/ Damon Jay Giraud
Name:	Damon Jay Giraud
Title:	Chief Executive Officer

GRAFITI HOLDING INC.

By:	/s/ Nadir Ali
Name:	Nadir Ali
Title:	Chief Executive Officer

[Signature Page to Amendment to Senior Secured Promissory Note]